                                 AMENDMENT NO. 1
                                     TO THE
                        NATIONAL SERVICE INDUSTRIES, INC.
                     EXECUTIVES' DEFERRED COMPENSATION PLAN
                    (As Amended and Restated October 4, 2000)

     THIS  AMENDMENT  made as of the 21st day of  December,  2000,  by  National
Service Industries, Inc. ("NSI");

                     W o I o T o N o E o S o S o E o T o H:

     WHEREAS,  NSI has previously  established the National Service  Industries,
Inc.  Executives'  Deferred  Compensation  Plan (the  "Plan") for the  exclusive benefit of its eligible employees and their beneficiaries; and

WHEREAS, NSI desires to amend the Plan, as set forth below:

                                       1.

     The last sentence of Section 6.03 of the Plan is hereby amended by deleting such sentence in its entirety and substituting the following:

     "A  Participant  retiring on or after age 55 may elect prior to termination to make the  deferral  election in this  section  with respect to all Class Year
Accounts  as to which the  five-year  period  has not yet  passed and that would otherwise  be  payable  more than one (1) year in the  future.  Any  Class  Year
Accounts  as to which the  five-year  period has not yet passed that are payable within one (1) year and any Class Year Accounts as to which the election in this section is not made shall be payable as soon as practical after termination."

                                       2.

     This Amendment shall be effective as of the date hereof.

                                       3.

     Except as provided herein,  the provisions of the Plan shall remain in full force and effect.

     IN WITNESS  WHEREOF,  NSI has caused this Amendment No. 1 to be executed by its duly authorized  corporate officer and is hereby accepted the same as of the date and year first written above.

ATTEST:                                         NATIONAL SERVICE INDUSTRIES, INC.

__________________________________              By:_____________________________
 Helen D. Haines, Secretary                        James S. Balloun
                                                   Chairman, President and
                                                   Chief Executive Officer